Date:           March 29, 1996

To:             HS Resources, Inc.
Attn:           Ann Zumwalt
Fax:            415 433 5811

cc:             Dale Cantwell
Fax:            (303) 296-3601

Re:             Natural Gas Commodity Swap - Chase Ref # sw0201070

Reference is made to the Master Forward and Protection Agreement dated as of December 2, 1991 (the "Agreement") between The Chase Manhattan Bank N.A. ("Chase") and HS Resources, Inc., pursuant to which this Notice of Execution is delivered and to which the Transaction contemplated hereby is subject. This Notice of Execution shall constitute a supplement to the Agreement and will be read and construed along with the Agreement between the parties as a single agreement.

We hereby confirm the following terms:

1.      Type of Transaction:            Swap

2.      Relevant Commodity:             Natural Gas

3.      Fixed Amount Payer:             Chase

4.      Floating Amount Payer:          HS Resources, Inc.

5.      Commencement Date:              May 1, 1996

6.      Termination Date:               December 1, 1996

7.      Fixed Price: See Schedule A             Schedule A

                                                Quantity per
                                                 Settlement      Calculation
                            Fixed Price           Period           Periods
                             $1.9800/mm            10,000          01-May-96
                             $1.9300/mm            30,000          01-Jun-96
                             $1.8800/mm            40,000          01-Jul-96
                             $1.8400/mm            50,000          01-Aug-96
                             $1.8800/mm            50,000          01-Sep-96
                             $1.9000/mm            90,000          01-Oct-96
                             $1.9300/mm            80,000          01-Nov-96
                             $2.0700/mm            70,000          01-Dec-96

8.      Period End Dates:               01-May-96
                                        01-Jun-96
                                        01-Jul-96
                                        01-Aug-96
                                        01-Sep-96
                                        01-Oct-96
                                        01-Nov-96
                                        01-Dec-96

9.      Quantity Per Settlement Period: See schedule A

10.     Index Price:

        Index Price will be equal to the posted index in "Inside F.E.R.C.'s Gas Market Report" as posted in "Prices of Spot Gas Delivered to Pipelines" under the heading "Natural Gas Pipeline Co. of America, Oklahoma for the first publication of the relevant month.

11.     Transaction Fee:                N/A



Confirmed by:                                   The Chase Manhattan Bank, N.A.

HS Resources, Inc.

                                                   /s/ IGNACIO MACHADO
                                                -----------------------------
                                                By:    Ignacio Machado
                                                       Second Vice President
By:  /s/ JAMES E. DUFFY
   ---------------------
Name:    James E. Duffy                         Fax:   (212) 552-4910
Title:   Vice President                         Phone: (212) 552-5146